© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. INVESTOR PRESENTATION NATIONAL SERVICE INTEGRATOR OF WASTE & RECYCLING SOLUTIONS NASDAQ: QRHC MARCH 2020 INVESTOR PRESENTATION Exhibit 99.1

© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

SEC SAFE HARBOR © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. The statements contained in this Investor Presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Investor Presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, and markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "estimates," "expects," "intends," " targets," "contemplates," "projects," "predicts," "may," "might," "plan," "will," "would," "should," "could, "can," "potential,” “continue," "objective," or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this Investor Presentation include our belief that we turn our Customers' sustainability strategies into financial gains and competitive strength; our belief that we are poised to achieve significant margin improvement; and our growth strategy. All forward-looking statements included herein are based on information available to us as of the date hereof and speak only as of such date. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. The forward-looking statements contained in this Investor Presentation reflect our views as of the date of this Investor Presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, performance, or achievements. A number of factors could cause actual results to differ materially from those indicated by the forward-looking statements, including competition in the environmental services industry, the impact of the current economic environment, and other factors detailed from time to time in our reports to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Certain information contained in this material is made available to Quest Resource Holding Corporation by third parties. Quest Resource Holding Corporation is not responsible for the content of any information made available to it by any third party. Quest Resource Holding Corporation disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. Information prepared by Quest Resource Holding Corporation that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Quest Resource Holding Corporation makes no commitment and disclaims any duty, to update or revise such information. Reconciliation of U.S. GAAP to Non-GAAP Financial Measures In this Investor Presentation, a non-GAAP financial measure, "Adjusted EBITDA," is presented. From time-to-time, Quest considers and uses this supplemental measure of operating performance in order to provide an improved understanding of underlying performance trends. Quest believes it is useful to review, as applicable, both (1) GAAP measures that include (i) depreciation and amortization, (ii) interest expense, (iii) stock-based compensation expense, (iv) income tax expense, and (v) certain other adjustments, and (2) non-GAAP measures that exclude such information. Quest presents this non-GAAP measure because it considers it an important supplemental measure of Quest's performance. Quest's definition of this adjusted financial measure may differ from similarly named measures used by others. Quest believes this measure facilitates operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. This non-GAAP measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for the company's GAAP measures. (See attached table "Reconciliation of Net Loss to Adjusted EBITDA.") *Adjusted EBITDA is a Non-GAAP term.

2007 2020 Recycled Used Tires at 7 stores Expanded recycling to Automotive Waste streams nationally Created the first national Food Waste recycling program Recycling expanded to Retail, Manufacturing and Construction Waste streams across the US and Canada Over 100 different materials recycled coast to coast 2009 2011 2015 ABOUT QUEST © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. Provide Waste & Recycling Services to Large Businesses and Help Meet Their Sustainability Goals

ABOUT QUEST

- Headquarters Dallas, Texas | NASDAQ: QRHC | Market Cap $30 MM * | 2019 Revenue $99 MM *
- Nationwide footprint: delivers services in every zip code in the U.S.
- Expertise with 100+ waste streams

General Recyclable

- Cardboard
- Plastics
- Metals
- Pallets
- Wood
- Single Stream

Automotive Waste

- Used Motor Oil
- Used Oily Water
- Used Antifreeze
- Oil Water Separators
- Used Oil Filters
- Used Air Filters
- Used Absorbents
- Used Aerosol Cans
- Used Tires
- Airbags
- Used Brake Fluid
- Used Gas & Diesel
- Paint Waste
- Used Paint Filters

Food Waste *

- Fruits & Vegetables
- Meat & Seafood
- Full Goods Destructions
- Recalls, Expired Products
- Used Cooking Oil
- Grease Traps

Hazardous Waste

- All Combustible
- All Corrosive
- All Flammable Liquids & Solids
- All Toxic
- Compressed Gases
- Electronic Waste
- Light Bulbs
- Batteries
- Ballasts

Construction Waste & Services

- Concrete
- Dry Wall
- Portable Toilets
- Temporary Office
- Temporary Storage
- Open Top Containers
- Wash Basins
- Trash

* As of December 31,2019

© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

5

INVESTMENT HIGHLIGHTS Macro Growth Drivers Sustainability is increasingly demanded from Investors, Customers, Employees, and Communities Increase in quantity and complexity of regulations Competitively Differentiated Financial and business interests directly align with customers Scale & scope required to service Fortune 1000 companies Asset Light Business Model Operating infrastructure in place to expand to a multiple of current size with limited need for additional capital Business Transformation Emerging from substantial business transformation Service mix shift and operational improvements drove 15% CAGR of Gross Profit since 2016 © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

WHAT WE DO QUEST MANAGES THE WASTE STREAMS OF LARGE BUSINESSES © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. DESIGN A CUSTOMIZED PROGRAM Design solutions and services that are best suited to meet a customer’s sustainability goals at the right price Experts in disposal and recycling of more than 100+ waste streams Experts in local, state and national regulations 1 2 3 IMPLEMENTING SERVICES AND MANAGE Launch services quickly Manage & monitor ongoing waste disposal and recycling services Provide a single point of contact with 24/7 contact center DELIVER COMPREHENSIVE AND INTERACTIVE DATA REPORTING Auditable information for use in Corporate Social Responsibility, Sustainability and ESG reporting Business intelligence platform that provides valuable operational insights Divert More Waste From Landfill Cost Savings Provide Auditable Data Reporting & Business Intelligence KEY VALUE PROPOSITION

WHAT WE DO – SOME EXAMPLES

NATIONAL FLEET OPERATOR

One of the largest commercial fleets in the United States needed to improve the overall sustainability of their fleet of **71,000** service vehicles.

SOLUTION

- Quest implemented a comprehensive landfill diversion program
- Created closed loop recycling solutions
- Created an online ordering system to streamline their process

IMPACT

- Secured $2M+ in annual savings
- Recycled 885,000+ gallons of used motor oil, 937,000 pounds of oil filters, 342,000 scrap tires, and more than 100,000 gallons of hazardous waste per year
- Received company's Vendor Of The Year Award



MANUFACTURING

National manufacturer with **50+ plants** in the US needed to reduce cost and reduce waste footprint

SOLUTION

Managed recycling of plastics, cardboard, metal, wastewater and full good destruction programs



IMPACT

- Doubled landfill diversion rate
- Secured 10%+ savings
- Created detailed custom environmental reports that save the plants' EH&S managers 2 days of work per month

GROCERY STORE CHAIN

Retailer with **2,000+ stores** needed to reduce operating cost and increase landfill diversion

SOLUTION

Implemented a food waste recycling and a meat donation program, enhanced cooking oil and grease trap recycling program

IMPACT

- Increased landfill diversion by 40%
- Reduce CO2 emission by more than 277,000 metric tons
- Secured 20%+ savings
- Client recognized by EPA for sustainability achievement



© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

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STATES California Connecticut Massachusetts Rhode Island Vermont SUSTAINABILITY MEGA TRENDS © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. STATE AND LOCAL REGULATION The lack of new federal regulations is encouraging the adoption of state and local laws for waste disposal, which makes compliance complex Local and state regulations are increasing recycling requirement mandates, and adding penalties and fines In 2015, the EPA & USDA introduced a goal of 50% food waste reduction by 2030 In 2015, The United Nations’ Sustainable Development Goals call to reduce food waste by half by 2030 OUR TARGET CUSTOMER BASE OF FORTUNE© 1000 COMPANIES ARE RESPONDING TO INCREASING AND MORE COMPLEX REGULATION CITIES WITH ZERO WASTE GOALS In 2015, The EPA, USDA, & The United Nations introduced a goal of 50% food waste reduction by 2030 Fort Collins by 2030 Austin by 2040 NYC by 2030 Seattle by 2022 Los Angeles by 2025 Minneapolis by 2030 Oakland by 2020 Dallas by 2040 San Diego by 2040 Philadelphia by 2035 https://www.c40.org/press_releases/global-cities-and-regions-advance-towards-zero-waste https://www.un.org/sustainabledevelopment/sustainable-consumption-production/

SUSTAINABILITY MEGA TRENDS, CONTINUED © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. The USDA Economic Research Service estimated that the amount of food uneaten at the retail and consumer levels in the baseline year of 2010 represented 31% of the available food supply in the U.S. This was roughly 133 billion pounds of food, worth an estimated $161.6 billion. 100+ US based global food manufacturers, food distributors, hotels, grocery store and restaurant chains have pledged to reduce food waste. 225 global companies have committed to achieving 100% renewable energy consumption. A carbon neutral operation cannot be achieved without maximizing landfill diversion. The world’s largest brands, retailers and plastics manufacturers making commitments around plastics recycling, recycled and recyclable content. The demand for recycled plastics will increase from 5 to 7.5 million metric tons by 2030, requiring an increase in supply of 200–300%. OUR TARGET CUSTOMER BASE OF FORTUNE © 1000 COMPANIES ARE RESPONDING TO CUSTOMERS, EMPLOYEES, AND COMMUNITIES Recycling More Plastics https://www.usda.gov/foodlossandwaste/champions#current https://trends.sustainability.com/ Reducing Greenhouse Gas Emissions Recycling More Food Waste

As of 2018, approximately $12 trillion (T) of U.S. domiciled assets consider ESG issues when selecting investments. This represents approximately 40% growth since 2016. “In a letter to our Customers today, BlackRock announced a number of initiatives to place sustainability at the center of our investment approach...” Larry Fink, Chairman & CEO of Blackrock (largest U.S. asset management firm) Sustainability Bonds to fund sustainability programs Starbucks $1B issued in May 2019 Apple $2.2B issued in November 2019 PepsiCo $1B issued in Mid October 2019 © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. OUR TARGET CUSTOMER BASE OF FORTUNE© 1000 COMPANIES ARE RESPONDING TO INVESTORS SUSTAINABILITY MEGA TRENDS, CONTINUED https://markets.businessinsider.com/news/stocks/starbucks-completes-issuance-of-third-and-largest-sustainability-bond-1028195775 https://www.greenbiz.com/article/sustainability-linked-loans-soar-green-bond-issues-slow https://www.bloomberg.com/news/articles/2019-10-07/pepsi-tries-to-take-green-mainstream-with-sustainable-bond-sale

A VAST MARKET © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. 1IBIS WORLD, 2019 • 2supermarketnews.com • 3infosource • 4automotive-fleet.com • 5ward auto mega dealers • 6foodservicedatabase.com • 7Giants 300 Report OPPORTUNITY SIZE TARGET MARKET SIZE 2019 REVENUE Market Size at Primary Target (in millions) (in millions) $ 668 $ 495 $ 1,205 $ 288 $ 43 $3.3B PRIMARY TARGET MARKET SIZE $99M 2019 REVENUE 3% MARKET SHARE $57B OPPORTUNITY SIZE Top Construction Top 50 Retail & Grocery Stores Top 100 Dealerships/Fleet Top Manufacturing Top Restaurants Top Property Management 3 6 3 4, 5 1 Total market opportunity is $57B Quest’s primary target: The top 50-100 companies in each vertical, is $3.3B Quest captured a 3% market share in 2019 Total Market $ 659 $3.7 ( <1%) 7 2 $20.7 ( 3%) $34 ( 7%) $31.5 ( 3%) $8.3 ( 2%) $0.5 ( 2%) $57B

FOCUS ON LARGE CUSTOMERS WITH COMPLEX WASTE STREAMS © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. Customers span multiple industries including grocery, retail, automotive, restaurant, industrial, and construction Trusted by Fortune© 1000 Customers with national footprints and complex waste streams 7-figure average deal size

NATIONAL SCALE THROUGH 3,500 SUBCONTRACTORS © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. National Coverage - Every zip code in the U.S., presence in Canada Solid Execution - Managed over 1.2 million services last year 25,000 TRUCKS 1,000 RECYCLING FACILITIES 30,000 PROFESSIONALS QUEST’S NETWORK

TECHNOLOGY PLATFORM DELIVERS SCALE & EFFICIENCY © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. QUEST CLIENT SERVICES TEAM Client & Service Provider Communications Data & Information Contract Administration Financial SUBCONTRACTORS Request services View program KPIs View audit results View invoices & service data Real-time chat Online training View/accept services Upload activity reports & service tickets Upload invoices Bids, contracts, & documents Performance scorecard Online training CUSTOMERS

End-to-End, cloud-based, enterprise platform delivers scalability, efficiency, and visibility Coordination and monitoring of millions of services completed by over 3,500 vendors, year after year Rapid deployment of new solutions for maximum environmental impact Prompt notification of issues for expedited resolution Analytics allow Quest to optimize its customers’ waste and recycling operations and increase savings at scale Expansive repository of best practices, regulations, and waste generation profiles allow for proactive, account management, and responsible ,dynamic solutions to changing environment Extensive tracking of millions of datapoints for each customer delivers verified data for our customers’ Sustainability Report and ESG score SUPERIOR SERVICE DELIVERED BY TECHNOLOGY © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

QUEST VS. COMPETITION DIRECT HAULER QUEST ALIGNMENT WITH SUSTAINABILITY GOALS Agnostic disposal method allowing Quest to leverage a myriad of disruptive and recycling methods Service not tied to company-owned assets Fast, innovative, and nimble Flexible resources available ASSET LIGHT MODEL VERTICAL INTEGRATION MODEL NOT ALIGNED WITH SUSTAINABILITY GOALS Little financial incentive to divert waste from landfill Highest margin business is landfill Slow to innovate Dependent on existing capital assets SERVICE COMMERCIAL ACCOUNTS Commercial customers create cleaner waste streams that are cleanly packaged and allow for optimizing the value of recyclable materials Majority of waste streams are residential NATIONAL SCALE AND SCOPE NATIONAL SCALE BUT LIMITED SCOPE Ability to scale on demand with limited incremental investment Broad scope of managed waste streams Capacity for high volume of services across multi-location footprints Provide superior and consistent standards of service Requires large capital investment to scale Tied to limited disposal methods Burdened by large fixed cost assets SERVICE RESIDENTIAL AND COMMERCIAL ACCOUNTS © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

STRATEGIC GROWTH PLAN © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. Add lines of service to existing customer base Add customers and end markets with multiple and complex waste streams Opportunistically pursue M&A Focus on services and end markets with multiple and complex waste streams Sunset business that did not match our strategic direction Improved sourcing and operations Significant ownership diversification and corporate governance improvements 3 TO 5 YEAR STRATEGIC PLAN 15% CAGR Of Gross Profit $ Since 2016 $4.8 Million Improvement In Adjusted EBITDA Since 2016 RESULTS CORPORATE TRANSFORMATION 2016 TO 2019

FINANCIAL PERFORMANCE FOCUSED ON GROSS PROFIT CONTRIBUTION Purposeful exit of low-margin revenue - 45% decrease in revenue since 2016 Established new end markets with complex waste streams and attractive margin profile 15% CAGR of gross profit $ since 2016 In $,000’s As % of Rev Gross Profit $s Gross Margin % © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

FINANCIAL PERFORMANCE, CONTINUED SIGNIFICANT OPERATING LEVERAGE $4.8 million improvement in Adjusted EBITDA since 2016 Operating infrastructure in place to expand to a multiple of current size SG&A expected to grow at half the pace of gross profit $, including incremental growth investments Adjusted EBITDA Adj. EBITDA Margin % © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

AMPLE LIQUIDITY FOR GROWTH © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. Cash: $3.4 million Line of Credit: $4.5 million ABL Facility: up to $20 million NOL: $17.2 million Limited Capital Asset Demands Capital Spending: Historically $500,000 to $1.5 million per year *As of December 31, 2019

EXPERIENCED MANAGEMENT TEAM Has served as Chief Operating Officer of Quest since October 2016. More than 20 years of experience in the waste, recycling, property management, and business services industries. Prior to Quest, he served as Chief Sales Officer, Executive Vice President, and Senior Vice President of Sales at SMS Assist. Prior to SMS Assist, Mr. Sweitzer was Director of Business Development at Waste Management, as well as Client Solutions Vice President at Oakleaf Waste Management, prior to its acquisition by Waste Management. Dave P. Sweitzer, Chief Operating Officer and Executive Vice President S. Ray Hatch, Chief Executive Officer, President, and Director Has served as Chief Executive Officer of Quest since February 2016. A senior executive with in-depth experience building profitable business and orchestrating transformational growth, Mr. Hatch brings over 25 years of experience in both the waste management and food services industries. He has managed businesses and/or business units with as many as 600+ employees, and more than one billion dollars in revenue. Previously, Mr. Hatch served as President of Merchants Market Group, an international food service distribution company. Mr. Hatch also served in various executive roles with Oakleaf Waste Management, a provider of waste outsourcing that was acquired by Waste Management. Laurie L. Latham, Chief Financial Officer, Senior Vice President, and Secretary Has served as Chief Financial Officer of Quest since January 2013. Was named 2014 CFO of the year by the Dallas Business Journal. Her operational and financial experience spans public and private entities including more than 20 years within technology driven businesses. In addition, Ms. Latham has been in public practice with national and regional accounting firms, including KPMG Peat Marwick. Her career experience also included roles within the oil and gas, real estate, and agricultural industries. Ms. Latham is a Certified Public Accountant. © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

INVESTMENT HIGHLIGHTS Macro Growth Drivers Sustainability is increasingly demanded from Investors, Customers, Employees, and Communities Increase in quantity and complexity of regulations Competitively Differentiated Financial and business interests directly align with customers Scale & scope required to service Fortune 1000 companies Asset Light Business Model Operating infrastructure in place to expand to a multiple of current size with limited need for additional capital Business Transformation Emerging from substantial business transformation Service mix shift and operational improvements drove 15% CAGR of Gross Profit since 2016 © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA (in thousands) 2016 2017 2018 2019 Revenue $183,811 $138,346 $103,806 $98,979 Net loss ($8,046) ($5,820) ($2,439) $ (55) Depreciation and amortization 4,169 4,157 2,885 1,402 Interest expense 241 468 438 431 Stock-based compensation 1,849 1,710 794 1,086 Other adjustments 305 308 662 248 Income tax expense - - - 219 Adjusted EBITDA ($1,482)   $823   $2,340   $3,331 Adjusted EBITDA Margin -0.80%   0.60%   2.30%   3.30%

© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.